UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2013

OCCIDENTAL PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9210	95-4035997
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10889 Wilshire Boulevard
Los Angeles, California	90024
(Address of principal executive offices)	(ZIP code)

Registrant’s telephone number, including area code:  (310) 208-8800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.  below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           Item 8.01 below is incorporated by reference herein.

Item 8.01       Other Events

The paragraph in the attached press release (Exhibit 99.1) of Occidental Petroleum Corporation (the “Company”), issued on April 29, 2013, that reads “The Total Shareholder Return (“TSR”) Award under the Company’s Long Term Incentive Program will be limited to 50 percent of the maximum target if TSR is negative over the performance period”, is effective retroactively with respect to 2012, and going forward, for Steve Chazen, and effective with respect to 2013, and going forward, with respect to other participants in the Company’s Long Term Incentive Program.

Item 9.01       Financial Statements and Exhibits.

99.1	Press release dated April 29, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION
(Registrant)

DATE: April 29, 2013	/s/ DONALD P. DE BRIER
Donald P. de Brier, Corporate Executive Vice President
and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated April 29, 2013.